Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes. Additionally, the first quarter of 2013 reflects higher internal crediting rates for domestic deposits, which are regularly updated to reflect the value of deposit balances and distribution of overall interest revenue. There was no impact to consolidated results.

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income.

The following items have impacted the comparability of our results:

The first quarter of 2013 includes a tax charge related to the disallowance of certain foreign tax credits.

The second quarter of 2012 includes a charge related to the settlement of the Sigma class action lawsuit.

2010 includes a charge related to special litigation reserves in the first quarter.

Expense efficiency restructuring charges - Recorded charges in 2010 and 2011

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only in 2010. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Supplemental Information - Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated April 17, 2013, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data in the Form 10-K for the year ended December 31, 2012 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Revenue:
Investment services fees
Asset servicing	$917	$973	$922	$885	$943	$950	$942	$945	$969
Issuer services	351	365	442	287	251	275	311	215	237
Clearing services	292	292	297	278	303	309	287	294	304
Treasury services	134	134	133	134	136	134	138	141	141

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651
Investment management and performance fees	764	779	729	730	745	797	779	853	822
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161
Distribution and servicing	53	49	43	42	46	46	48	52	49
Financing-related fees	43	49	40	38	44	37	46	45	41
Investment and other income	81	145	83	146	139	48	124	116	72

Total fee revenue	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48

Total fee and other revenue	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844
Income (loss) of consolidated investment management funds	110	63	32	(5)	43	57	47	42	50
Net interest revenue	698	731	775	780	765	734	749	725	719

Total revenue	3,646	3,850	3,694	3,540	3,646	3,617	3,675	3,617	3,613
Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)
Noninterest expenses	2,530	2,645	2,573	2,546	2,551	2,572	2,584	2,683	2,703
Amortization of intangible assets	108	108	106	106	96	97	95	96	86
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39

Total noninterest expense	2,697	2,816	2,771	2,828	2,756	3,047	2,705	2,825	2,828
Income (loss) from continuing operations before taxes	949	1,034	945	689	885	589	975	853	809
Provision for income taxes	279	277	281	211	254	93	225	207	1,046

Net income (loss) from continuing operations	670	757	664	478	631	496	750	646	(237)
Net income (loss) attributable to noncontrolling interest	(45)	(22)	(13)	27	(12)	(30)	(25)	(11)	(16)
Preferred stock dividends	—	—	—	—	—	—	(5)	(13)	(13)

Net income (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$625	$735	$651	$505	$619	$466	$720	$622	$(266)

Earnings Per Share (a)	$0.50	$0.59	$0.53	$0.42	$0.52	$0.39	$0.61	$0.53	$(0.23)

Assets under management at period-end (in billions) (c)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429 (b)
Assets under custody and/or administration at period-end (in trillions) (d)(e)(f)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3 (b)

Market value of securities on loan at period-end (in billions) (e)(g)	$268	$266	$249	$266	$256	$267	$251	$237	$244

Pre-tax operating margin
GAAP	26%	27%	26%	19%	24%	16%	27%	24%	22%
Non-GAAP adjusted (h)	30%	31%	31%	28%	30%	29%	29%	27%	26%
Return on common equity (annualized)
GAAP	7.7%	8.8%	7.6%	5.9%	7.4%	5.5%	8.3%	7.1%	N/M
Return on tangible common equity (annualized):
Non-GAAP	24.3%	26.3%	22.1%	17.7%	21.0%	15.7%	22.1%	18.8%	N/M
Percent of non-US fee and net interest revenue - GAAP	36%	37%	39%	34%	36%	37%	37%	36%	35%
Percent of non-US fee and net interest revenue - Non-GAAP (i)	37%	37%	39%	34%	37%	37%	37%	36%	35%

(a)	Includes $0.18 of litigation expense for 2nd quarter 2012. 1st quarter 2013 includes a $0.73 charge related to the disallowance of certain foreign tax credits.
(b)	Preliminary.
(c)	Excludes assets managed in the Investment Services Business.
(d)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”, a joint venture with the Canadian Imperial bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012 and $1.2 trillion at March 31, 2013.
(e)	Reflects revisions, which were not material, for prior periods presented as a result of our previously disclosed reviews of our AUC/A and our process for reporting information. See pages 4-5 of the 2012 Annual Report.
(f)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(g)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.
(h)	Calculated excluding M&I expenses, restructuring charges, litigation expense, amortization of intangible assets and noncontrolling interest related to consolidated asset management funds.
(i)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

N/M - Not meaningful

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

FEE AND OTHER REVENUE - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted)	2011				2012				2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Investment services fees:
Asset servicing	$880	$911	$881	$842	$894	$891	$893	$904	$930
Securities lending	37	62	41	43	49	59	49	41	39
Issuer services	351	365	442	287	251	275	311	215	237
Memo: Issuer Services excluding Shareowner Services	292	314	400	245	251	275	311	215	237
Clearing services	292	292	297	278	303	309	287	294	304
Treasury services	134	134	133	134	136	134	138	141	141

Total investment services fees	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595	1,651
Investment management and performance fees	764	779	729	730	745	797	779	853	822
Foreign exchange & other trading revenue	198	222	200	228	191	180	182	139	161
Distribution and servicing	53	49	43	42	46	46	48	52	49
Financing-related fees	43	49	40	38	44	37	46	45	41
Investment and other income	81	145	83	146	139	48	124	116	72

Total fee revenue (a)	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800	2,796
Net securities gains (losses)	5	48	(2)	(3)	40	50	22	50	48

Total fee and other revenue - Non-GAAP	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850	2,844
Less: Fee and Other revenue related to Shareowner Services	62	54	44	142	—	(3)	—	—	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	$2,776	$3,002	$2,843	$2,623	$2,838	$2,829	$2,879	$2,850	$2,844

Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	78%	79%	78%	78%	78%	78%	78%	78%	78%

Assets under management at period-end (in billions) (d)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	(c)

Assets under custody and/or administration at period-end (in trillions) (e)(f)(g)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3	(c)

Market value of securities on loan at period-end (in billions) (f)(h)	$268	$266	$249	$266	$256	$267	$251	$237	$244

S&P 500 Index - period-end	1326	1321	1131	1258	1408	1362	1441	1426	1569

S&P 500 Index - daily average	1302	1318	1227	1224	1347	1351	1400	1419	1513

(a)	On December 31, 2011, BNY Mellon sold its Shareowner Services business.
(b)	Excludes net securities gains/(losses).
(c)	Preliminary.
(d)	Excludes assets managed in the Investment Services Business.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”, a joint venture with the Canadian Imperial bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012 and $1.2 trillion at March 31, 2013.
(f)	Reflects revisions, which were not material, for prior periods presented as a result of our previously disclosed reviews of our AUC/A and our process for reporting information. See pages 4-5 of the 2012 Annual Report.
(g)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(h)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates - 9 Quarter Trend

(dollar amounts in millions)	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011
	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%	$43,628	1.08%
Interest-bearing deposits with Federal Reserve & other essential banks	20,367	0.32	34,068	0.32	61,115	0.31	72,118	0.32
Federal funds sold and securities under resale agreements	4,514	0.50	4,577	0.46	4,865	0.71	5,271	0.64
Margin loans	7,484	1.48	9,508	1.34	9,379	1.34	11,886	1.26
Non-margin loans:
Domestic offices	21,856	2.57	21,093	2.54	21,583	2.43	21,794	2.37
Foreign offices	9,226	1.44	9,727	1.53	9,527	1.52	10,556	1.54

Total non-margin loans	31,082	2.22	30,820	2.23	31,110	2.15	32,350	2.10
Securities
U.S. government obligations	12,849	1.61	14,337	1.63	14,079	1.57	18,693	1.45
U.S. government agency obligations	20,221	2.98	20,466	3.09	20,998	2.93	25,006	2.58
Obligations of states and political subdivisions	557	6.37	934	5.32	1,611	4.13	2,452	3.47
Other securities	31,770	3.43	33,045	3.25	34,175	3.30	33,830	3.19
Trading securities	3,698	2.44	2,877	2.44	2,509	2.62	2,490	2.94

Total securities	69,095	2.96	71,659	2.87	73,372	2.87	82,471	2.60

Total interest-earning assets	190,179	1.80	209,923	1.70	240,253	1.55	247,724	1.50
Allowance for credit losses	(494)		(463)		(437)		(384)
Cash and due from banks	4,094		4,335		5,204		4,695
Other assets	49,577		50,459		53,305		52,200
Discontinued Operations	—		—		—		—
Total Asset Consol VIE FAS 167	14,342		14,226		13,138		11,839

Total Assets	$257,698		$278,480		$311,463		$316,074

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$5,499	0.37%	$4,114	0.42%	$4,611	0.35%	$4,749	0.27%
Savings	1,518	0.12	1,561	0.12	1,613	0.12	1,080	0.15
Other time deposits	32,119	0.10	34,853	0.09	35,991	0.07	36,020	0.07
Foreign offices	77,379	0.19	85,430	0.26	83,580	0.26	88,494	0.22

Total interest-bearing deposits	116,515	0.17	125,958	0.22	125,795	0.21	130,343	0.18
Federal funds purchased and securities under repurchase agreements	5,172	0.07	10,894	0.06	10,164	0.03	8,008	(0.07)
Trading Liabilities	2,764	1.86	1,524	2.35	1,911	1.25	1,225	1.62
Other borrowed funds	1,821	1.61	1,877	0.99	2,256	0.77	2,159	0.93
Payables to customers and broker-dealers	6,701	0.10	6,843	0.09	7,692	0.10	8,023	0.08
Long-term debt	17,014	1.87	17,380	1.63	18,256	1.60	19,546	1.55

Total interest-bearing liabilities	149,987	0.40	164,476	0.38	166,074	0.37	169,304	0.34
Total noninterest-bearing deposits	38,616		43,038		73,389		76,309
Other liabilities	22,350		23,694		25,462		25,433
VIE Liabilities & Obligations FAS 167	13,114		12,966		11,728		10,516
Total Shareholders’ Equity	32,827		33,464		34,008		33,761
Noncontrolling interest	804		842		802		752

Total liabilities and shareholders’ equity	$257,698		$278,480		$311,463		$316,074

Net interest margin - Taxable equivalent basis		1.49%		1.41%		1.30%		1.27%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

Average Balances and Interest Rates (continued) - 9 Quarter Trend

(dollar amounts in millions)	March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013
	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$35,095	1.30%	$38,474	0.98%	$41,201	0.96%	$41,018	0.80%	$40,967	0.70%
Interest-bearing deposits with Federal Reserve & other essential banks	63,526	0.27	57,904	0.27	61,849	0.21	71,794	0.21	63,240	0.20
Federal funds sold and securities under resale agreements	5,174	0.73	5,493	0.62	5,315	0.64	5,984	0.56	7,478	0.54
Margin loans	12,901	1.29	13,331	1.27	13,033	1.30	13,085	1.26	13,346	1.17
Non-margin loans:
Domestic offices	20,128	2.46	19,663	2.52	18,821	2.62	20,560	2.42	21,358	2.38
Foreign offices	10,180	1.77	9,998	1.86	10,574	1.61	9,968	1.64	11,575	1.36

Total non-margin loans	30,308	2.23	29,661	2.30	29,395	2.26	30,528	2.16	32,933	2.02
Securities
U.S. government obligations	17,268	1.56	15,387	1.65	18,917	1.39	19,915	1.39	18,814	1.54
U.S. government agency obligations	32,347	2.44	39,070	2.23	41,430	1.94	41,361	1.94	42,397	1.85
Obligations of states and political subdivisions	3,354	2.97	4,777	2.65	5,933	2.57	6,154	2.52	6,194	2.38
Other securities	33,839	2.84	32,625	2.51	33,724	2.51	35,082	2.04	34,507	2.03
Trading securities	2,519	2.78	3,033	2.57	4,431	2.40	5,294	2.54	5,878	2.40
Total securities	89,327	2.44	94,892	2.25	104,435	2.06	107,806	1.90	107,790	1.88

Total interest-earning assets	236,331	1.56	239,755	1.48	255,228	1.40	270,215	1.27	265,754	1.26

Allowance for credit losses	(392)		(382)		(361)		(337)		(264)
Cash and due from banks	4,271		4,412		4,277		4,284		4,534
Other assets	49,690		49,933		48,775		50,439		52,137
Discontinued Operations	—		—		—		—		—
Total Asset Consol VIE FAS 167	11,444		11,284		10,995		11,394		11,503

Total Assets	$301,344		$305,002		$318,914		$335,995		$333,664

Liabilities and total equity

Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$4,446	0.28%	$8,421	0.24%	$9,724	0.16%	$8,570	0.18%	$8,778	0.25%
Savings	704	0.10	702	0.13	730	0.17	815	0.29	819	0.29
Other time deposits	33,618	0.08	33,180	0.11	34,193	0.07	38,085	0.06	39,091	0.05
Foreign offices	86,670	0.15	88,179	0.13	93,613	0.10	95,249	0.09	99,040	0.08

Total interest-bearing deposits	125,438	0.14	130,482	0.13	138,260	0.10	142,719	0.09	147,728	0.08
Federal funds purchased and securities under repurchase agreements	8,584	(0.02)	11,254	0.01	10,092	(0.06)	10,158	0.07	9,187	(0.12)
Trading Liabilities	1,153	1.55	1,256	1.87	1,397	1.87	1,943	1.41	2,552	1.35
Other borrowed funds	2,579	0.79	2,550	0.99	1,855	0.72	1,869	1.29	1,397	0.76
Payables to customers and broker-dealers	7,555	0.11	7,895	0.10	8,141	0.10	8,532	0.09	9,019	0.09
Long-term debt	20,538	1.79	20,084	1.67	19,535	1.66	19,259	1.46	18,878	1.18

Total interest-bearing liabilities	165,847	0.34	173,521	0.32	179,280	0.28	184,480	0.25	188,761	0.20
Total noninterest-bearing deposits	66,613		62,860		70,230		79,987		70,337
Other liabilities	24,248		23,588		23,712		24,458		27,416
VIE Liabilities & Obligations FAS 167	10,159		10,072		9,686		10,114		10,186
Total Shareholders’ Equity	33,718		34,123		34,522		36,028		35,966
Noncontrolling interest	759		838		1,484		928		998

Total liabilities and total equity	$301,344		$305,002		$318,914		$335,995		$333,664

Net interest margin - Taxable equivalent basis		1.32%		1.25%		1.20%		1.09%		1.11%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

NONINTEREST EXPENSE - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Staff:
Compensation	$876	$903	$903	$885	$861	$866	$893	$911	$885
Incentives	325	328	328	281	352	311	306	311	338
Employee benefits	223	232	226	216	240	238	237	235	249

Total staff	1,424	1,463	1,457	1,382	1,453	1,415	1,436	1,457	1,472
Professional, legal and other purchased services	283	301	311	322	299	309	292	322	295
Software and equipment	206	203	193	213	205	209	208	233	228
Net occupancy	153	161	151	159	147	141	149	156	163
Distribution and servicing	111	109	100	96	101	103	109	108	106
Business development	56	73	57	75	56	71	60	88	68
Sub-custodian	68	88	80	62	70	70	65	64	64
Other	229	247	224	237	220	254	265	255	307

Subtotal (a)	$2,530	$2,645	$2,573	$2,546	$2,551	$2,572	$2,584	$2,683	$2,703
Amortization of intangible assets	108	108	106	106	96	97	95	96	86
Merger & integration, litigation and restructuring charges	59	63	92	176	109	378	26	46	39

Total noninterest expense	$2,697	$2,816	$2,771	$2,828	$2,756	$3,047	$2,705	$2,825	$2,828
Memo:
Total noninterest expense excluding M&I, litigation, restructuring, amortization of intangible assets and direct expense related to Shareowner Services -Non-GAAP	$2,484	$2,598	$2,536	$2,500	$2,551	$2,572	$2,584	$2,683	$2,703
Full Time Employees at period-end	48,400	48,900	49,600	48,700	47,800	48,300	48,700	49,500	49,700

(a)	On December 31, 2011, BNY Mellon sold its Shareowner Services business.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Assets under management at period-end (in billions) (a)
Institutional	$701	$733	$719	$757	$829	$835	$882	$894	$939
Mutual Funds	451	462	406	427	404	388	398	411	405
Private Client	77	79	73	76	75	76	79	81	85

Assets under management (b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429 (f)
Composition of assets under management at period-end (a)
Equity	34%	34%	30%	31%	33%	32%	33%	33%	34%
Fixed Income	30%	31%	35%	35%	35%	37%	37%	38%	39%
Money Market	27%	26%	27%	26%	24%	23%	23%	22%	20%
Alternative investments and overlay	9%	9%	8%	8%	8%	8%	7%	7%	7%

Total AUM (b)	100%	100%	100%	100%	100%	100%	100%	100%	100%
Assets under custody and/or administration at period-end (in trillions) (c)(d)(e)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3 (f)
Market value of securities on loan at period-end (d)(g)	$268	$266	$249	$266	$256	$267	$251	$237	$244
Market Indices
S&P 500 Index (h)	1326	1321	1131	1258	1408	1362	1441	1426	1569
S&P 500 Index - daily average	1302	1318	1227	1224	1347	1351	1400	1419	1513
FTSE 100 Index (h)	5909	5946	5128	5572	5768	5571	5742	5898	6412
FTSE 100 Index-daily average	5945	5906	5470	5424	5818	5555	5742	5842	6294
MSCI World Index (h)	1335	1331	1104	1183	1312	1236	1312	1339	1435
MSCI World Index-daily average	1319	1332	1217	1169	1268	1235	1273	1312	1404
Barclays Capital Aggregate BondSM Index (h)	328	341	346	347	351	353	368	366	356
NYSE & NASDAQ Share Volume (in billions)	225	213	250	206	186	192	173	174	174
JP Morgan G7 Currency Volatility Index - daily average (i)	11.07	11.21	12.60	12.95	10.39	10.30	8.70	7.56	9.02

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services Business.
(c)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”, a joint venture with the Canadian Imperial bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012 and $1.2 trillion at March 31, 2013.
(d)	Reflects revisions, which were not material, for prior periods presented as a result of our previously disclosed reviews of our AUC/A and our process for reporting information. See pages 4-5 of the 2012 Annual Report.
(e)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(f)	Preliminary.
(g)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.
(h)	Period end.
(i)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Assets under management at beginning of period	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386
Net flows inflows (outflows):
Long-term	31	32	4	16	7	26	9	14	40
Money market	(5)	(1)	(15)	7	(9)	(14)	9	(6)	(13)

Total net inflows (outflows)	26	31	(11)	23	(2)	12	18	8	27
Net market / currency impact	31	14	(65)	39	50	(21)	42	19	16

Assets under management at end of period (a)(b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429	(c)

(a)	Excludes securities lending cash management assets.
(b)	Excludes assets managed in the Investment Services Business.
(c)	Preliminary.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT MANAGEMENT BUSINESS - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment management fees:
Mutual funds	$283	$290	$263	$237	$260	$270	$283	$293	$295
Institutional clients	319	319	311	299	322	321	334	349	355
Wealth management fees	164	163	157	154	157	158	158	159	162

Total investment management fees	766	772	731	690	739	749	775	801	812
Performance fees	17	18	11	47	16	54	10	57	15
Distribution and servicing	51	48	41	41	45	45	47	50	46
Other (a)	34	24	(26)	(11)	52	13	40	25	21

Total fee and other revenue	868	862	757	767	852	861	872	933	894
Net interest revenue	53	48	50	55	55	52	52	55	62

Total revenue	921	910	807	822	907	913	924	988	956
Provision for credit losses	—	1	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	631	645	626	636	622	644	646	714	706

Income before taxes (ex. intangible amortization)	290	264	181	186	285	269	278	274	250
Amortization of intangible assets	55	54	52	53	48	48	48	48	39

Income before taxes	$235	$210	$129	$133	$237	$221	$230	$226	$211
Average assets	$36,210	$36,249	$36,947	$37,161	$36,473	$35,969	$35,775	$37,750	$38,743
Assets under management at period-end (in billions) (b)	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386	$1,429 (c)
Pre-tax operating margin:
GAAP	25%	23%	16%	16%	26%	24%	25%	23%	22%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (d)	36%	33%	26%	26%	35%	33%	34%	31%	29%

(a)	Other revenue includes asset servicing and treasury services revenue.
(b)	Excludes securites lending cash management assets. Excludes assets managed in the Investment Services Business.
(c)	Preliminary.
(d)	Distribution and servicing expense is netted with distribution and servicing revenue for the purpose of this calculation of pre-tax operating margin. Distribution and servicing expense totaled $110 million, $108 million, $99 million and $95 million, respectively, for the quarters of 2011 and $100 million, $102 million, $107 million and $106 million for the quarters of 2012 and $104 million for the first quarter of 2013.

THE BANK OF NEW YORK MELLON CORPORATION

INVESTMENT SERVICES BUSINESS - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	$866	$891	$860	$825	$867	$880	$875	$886	$907
Securities lending revenue	27	52	32	35	39	48	37	31	31
Issuer services	292	314	401	245	251	275	310	213	236
Clearing services	292	292	297	278	303	309	287	294	304
Treasury services	133	134	132	133	136	132	135	140	140

Total investment services fees	1,610	1,683	1,722	1,516	1,596	1,644	1,644	1,564	1,618
Foreign Exchange and other trading revenue	205	203	237	195	176	179	158	128	172
Other (a)	74	79	67	72	71	66	75	73	70

Total fee and other revenue (a)	1,889	1,965	2,026	1,783	1,843	1,889	1,877	1,765	1,860
Net interest revenue	616	652	667	641	648	614	617	591	653

Total revenue	2,505	2,617	2,693	2,424	2,491	2,503	2,494	2,356	2,513
Provision for credit losses	—	—	—	—	16	(14)	(4)	—	—
Noninterest expenses (ex. intangible amortization)	1,699	1,784	1,842	1,710	1,798	2,103	1,744	1,782	1,781

Income before taxes (ex. intangible amortization)	806	833	851	714	677	414	754	574	732
Amortization of intangible assets	50	50	49	50	48	49	47	48	47

Income before taxes	$756	$783	$802	$664	$629	$365	$707	$526	$685
Average loans	$19,633	$22,006	$22,645	$26,454	$22,639	$24,742	$24,054	$24,034	$26,024
Average assets	$171,348	$187,145	$219,616	$227,625	$212,737	$208,101	$224,038	$241,653	$238,374
Average deposits	$137,646	$152,241	$180,760	$187,829	$174,041	$171,309	$188,023	$203,043	$198,701
Pre-tax operating margin:
GAAP	30%	30%	30%	27%	25%	15%	28%	22%	27%
Non-GAAP adjusted (ex. intangible amortization)	32%	32%	32%	29%	27%	17%	30%	24%	29%
Assets under custody and/or administration at period-end (in trillions) (b)(c)(d)	N/A	N/A	N/A	$25.1	$25.7	$25.2	$26.4	$26.3	$26.3 (e)
Market value of securities on loan at period-end (in billions) (c)(f)	$268	$266	$249	$266	$256	$267	$251	$237	$244

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”, a joint venture with the Canadian Imperial bank of Commerce, of $1.1 trillion at Dec. 31, 2011, $1.2 trillion at March 31, 2012, June 30, 2012 and Sept. 30, 2012, $1.1 trillion at Dec. 31, 2012 and $1.2 trillion at March 31, 2013.
(c)	Reflects revisions, which were not material, for prior periods presented as a result of our previously disclosed reviews of our AUC/A and our process for reporting information. See pages 4-5 of the 2012 Annual Report.
(d)	For the first quarter 2011, second quarter 2011 and third quarter 2011, restated AUC/A not available.
(e)	Preliminary.
(f)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

N/A - Not available

THE BANK OF NEW YORK MELLON CORPORATION

OTHER SEGMENT- 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Revenue:
Fee and other revenue	$147	$271	$123	$238	$175	$104	$152	$183	$124
Net interest revenue	29	31	58	84	62	68	80	79	4

Total revenue	176	302	181	322	237	172	232	262	128
Provision for credit loss	—	(1)	(22)	23	(11)	(5)	(1)	(61)	(24)
Noninterest expense (ex. M&I and restructuring charges and intangible amortization)	248	261	185	237	231	181	207	206	250

Income (loss) before taxes (ex. M&I and restructuring charges and intangible amortization)	(72)	42	18	62	17	(4)	26	117	(98)
Amortization of intangible assets	3	4	5	3	—	—	—	—	—

M&I and restructuring charges	11	18	12	139	9	22	13	27	5

Income (loss) before taxes	$(86)	$20	$1	$(80)	$8	$(26)	$13	$90	$(103)

Average loans and leases	$12,108	$11,439	$10,886	$10,573	$10,139	$10,487	$10,252	$11,100	$11,283
Average assets	$50,140	$55,086	$54,900	$51,288	$52,134	$60,932	$59,101	$56,593	$56,547

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other				Consolidated Results
(dollar amounts in millions unless otherwise noted)	2012	2011	2010	2012	2011	2010	2012	2011		2010	2012		2011		2010 (a)
Revenue:
Investment services fees
Asset servicing	$117	$112	$94	$3,663	$3,588	$2,981	$—		$(3)	$1	$3,780		$3,697		$3,076
Issuer services	—	—	—	1,049	1,252	1,259	3	193		201	1,052		1,445		1,460
Clearing services	—	—	—	1,193	1,159	1,005	—	—		—	1,193		1,159		1,005
Treasury services	2	2	3	543	532	526	4	1		1	549		535		530

Total investment services fees	119	114	97	6,448	6,531	5,771	7	191		203	6,574		6,836		6,071
Investment management fees	3,064	2,959	2,829	55	53	38	—	3		3	3,119		3,015		2,870
Performance fees	137	93	122	—	1	1	(1)	—		—	136		94		123
Foreign exchange and other trading revenue	9	—	10	641	840	855	42	8		21	692		848		886
Distribution and servicing	187	181	201	5	6	8	—	—		1	192		187		210
Financing-related fees	6	6	6	41	45	45	125	119		144	172		170		195
Investment and other income	(3)	(100)	(90)	173	187	254	289	411		345	459		498		509

Total fee revenue	3,519	3,253	3,175	7,363	7,663	6,972	462	732		717	11,344	(b)	11,648	(b)	10,864	(b)
Net securities gains (losses)	(1)	1	12	11	—	—	152	47		15	162		48		27

Total fee and other revenue	3,518	3,254	3,187	7,374	7,663	6,972	614	779		732	11,506	(b)	11,696	(b)	10,891	(b)
Net interest revenue (expense)	214	206	203	2,470	2,576	2,362	289	202		360	2,973		2,984		2,925

Total revenue	3,732	3,460	3,390	9,844	10,239	9,334	903	981		1,092	14,479		14,680		13,816
Provision for credit losses	—	1	3	(2)	—	—	(78)	—		8	(80)		1		11
Noninterest expenses (ex. M&I and restructuring charges and intangible amortization)	2,626	2,538	2,421	7,427	7,035	6,091	825	931		1,070	10,878		10,504		9,582

Income before taxes (ex. M&I and restructuring charges and intangible amortization)	1,106	921	966	2,419	3,204	3,243	156	50		14	3,681	(b)	4,175	(b)	4,223	(b)
Amortization of intangible assets	192	214	237	192	199	169	—	15		15	384		428		421
M&I and restructuring charges	—	—	—	—	—	—	71	180		167	71		180		167

Income before taxes and noncontrolling interest	$914	$707	$729	$2,227	$3,005	$3,074	$85	$(145)		$(168)	$3,226	(b)	$3,567	(b)	$3,635	(b)
Average loans	$7,950	$6,970	$6,461	$24,615	$22,703	$17,096	$10,495	$11,246		$12,748	$43,060		$40,919		$36,305
Average assets	$36,493	$37,039	$35,407	$221,694	$203,009	$158,676	$57,194	$51,097		$43,353	$315,381		$291,145		$237,436	(c)
Average deposits	$11,684	$10,113	$8,240	$184,167	$164,801	$124,969	$8,359	$7,765		$6,229	$204,210		$182,679		$139,438
Assets under management at period-end (in billions) (d)	$1,386	$1,260	$1,172	$—	$—	$—	$—	$—		$—	$1,386		$1,260		$1,172
Assets under custody and/or administration at period-end (in trillions) (e)(f)	$—	$—	$—	$26.3	$25.1	$24.0	$—	$—		$—	$26.3		$25.1		$24.0
Market value of securities on loan at period-end (in billions) (f)(g)	$—	$—	$—	$237	$266	$269	$—	$—		$—	$237		$266		$269
Pre-tax operating margin - GAAP	24%	20%	22%	23%	29%	33%	N/M	N/M		N/M	22%		24%		26%
Memo:
Securities Lending Revenue											198		183		150

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Continuing operations.
(b)	Total fee and other revenue and income before taxes for the years 2010, 2011 and 2012 includes income from consolidated investment management funds of $226 million, $200 million and $189 million, respectively, net of income attributable to noncontrolling interests of $59 million, $50 million, and $76 million, respectively. The net of these income statement line items of $167 million, $150 million, and $113 million, respectively, are included above in fee and other revenue.
(c)	Including average assets of discontinuted operations of $404 million in 2010, consolidated average assets were $237,840 million.
(d)	Excludes assets managed in the Investment Services Business.
(e)	Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”, a joint venture with the Canadian Imperial bank of Commerce, of $1.1 trillion at Dec. 31, 2010, $1.1 trillion at Dec. 31, 2011 and $1.1 trillion at Dec. 31, 2012.
(f)	Reflects revisions, which were not material, for prior periods presented as a result of our previously disclosed reviews of our AUC/A and our process for reporting information. See pages 4-5 of the 2012 Annual Report.
(g)	Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities on loan at CIBC Mellon.

N/M - Not meaningful

Note: See page 10 for businesses results.

THE BANK OF NEW YORK MELLON CORPORATION

NONPERFORMING ASSETS - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Loans:
Other residential mortgages	$245	$236	$228	$203	$188	$177	$166	$158	$148
Wealth Management	56	31	32	32	35	35	33	30	30
Commercial real estate	36	28	28	40	39	30	29	18	17
Commercial	32	31	21	21	32	31	29	27	24
Foreign	7	13	13	10	10	9	9	9	9
Financial Institutions	4	4	12	23	14	3	3	3	3

Total nonperforming loans	380	343	334	329	318	285	269	245	231
Other assets owned	6	8	10	12	13	9	5	4	3

Total nonperforming assets (a)	$386	$351	$344	$341	$331	$294	$274	$249	$234

Nonperforming assets ratio	0.96%	0.83%	0.76%	0.78%	0.77%	0.65%	0.60%	0.53%	0.48%
Nonperforming assets ratio excluding margin loans	1.26%	1.08%	0.98%	1.09%	1.11%	0.92%	0.83%	0.74%	0.65%

Allowance for loan losses/nonperforming loans	122.9	128.6	117.4	119.8	121.4	127.0	126.0	108.6	102.6
Allowance for loan losses/nonperforming assets	121.0	125.6	114.0	115.5	116.6	123.1	123.7	106.8	101.3
Total allowance for credit losses/nonperforming loans	145.8	156.0	149.1	151.1	155.3	163.9	169.5	158.0	155.0
Total allowance for credit losses/nonperforming assets	143.5	152.4	144.8	145.7	149.2	158.8	166.4	155.4	153.0

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, and for the 1st, 2nd, 3rd and 4th quarters of 2012 $180 million, $155 million, $153 million, and $174 respectively. Also included in these loans are nonperforming loans of $161 million at March 31, 2013. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 9 Quarter Trend

	2011				2012				2013
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Allowance for credit losses:
Allowance for credit losses	$498	$467	$441	$392	$394	$386	$362	$339	$266
Allowance for unfunded commitments	73	87	94	106	103	108	105	117	121

Allowance for credit losses – beginning of period	571	554	535	498	497	494	467	456	387

Net (charge-offs)
Charge-offs	(19)	(21)	(17)	(25)	(10)	(10)	(8)	(10)	(5)
Recoveries	2	2	2	1	2	2	2	2	—

Total Net (charge-offs)	(17)	(19)	(15)	(24)	(8)	(8)	(6)	(8)	(5)

Provision for credit losses	—	—	(22)	23	5	(19)	(5)	(61)	(24)

Allowance for credit losses – end of period	554	535	498	497	494	467	456	387	358

Allowance for loan losses	$467	$441	$392	$394	$386	$362	$339	$266	$237
Allowance for unfunded commitments	87	94	106	103	108	105	117	121	121

Allowance for credit losses – end of period	554	535	498	497	494	467	456	387	358

Allowance for loan losses as a percentage of total loans	1.17%	1.05%	0.87%	0.90%	0.90%	0.80%	0.74%	0.57%	0.48%